UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2022

UNIVERSAL TECHNICAL INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 E. Windrose Drive, Suite 200, Phoenix, Arizona	85032
(Address of principal executive offices)	(Zip Code)

(623) 445-9500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001 per share	UTI	New York Stock Exchange
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On February 4, 2022, Universal Technical Institute, Inc., a Delaware corporation (the “Company”), together with its subsidiary, Universal Technical Institute Ventures, LLC, a Delaware limited liability company (“UTI Ventures”), entered into a definitive Purchase and Sale Contract (the “Purchase Agreement”) with iStar Net Lease I LLC, a Delaware limited liability company (“Seller”), pursuant to which UTI Ventures agreed to purchase from Seller 47.5% of the of the Class A Common Shares of 2611 CWD Net Lease I REIT, a Maryland statutory trust (the “Acquisition”), such Class A Common Shares representing an indirect 34.2133% interest in 2611 Corporate West Drive Venture LLC, a Delaware limited liability company (the “Target”). The Target is the owner of the Company’s campus located in Lisle, Illinois. As a result of the Acquisition, and giving effect to UTI Ventures’ previously existing 27.972% ownership interest in the Target, UTI Ventures now holds a 62.1853% ownership interest in the Target and will have the ability to seek full ownership of the Target, and thus of the Lisle, Illinois campus, at a later date. The parties closed the Acquisition on February 8, 2022. The Acquisition will not result in any changes to the Company’s operations at the Lisle, Illinois campus.

The purchase price paid for the Acquisition, after giving effect to certain adjustments, prorations, and credits, was $13.4 million. The Company paid the purchase price with cash on hand. The Purchase Agreement contains customary representations, warranties and indemnities by the parties.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which will be timely filed as an exhibit to an upcoming periodic report in accordance with applicable rules and regulations of the Securities and Exchange Commission.

Item 9.01. Consolidated Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2022	Universal Technical Institute, Inc.

	By:	/s/ Christopher Kevane
	Name:	Christopher Kevane
	Title:	Senior Vice President and Chief Legal Officer

3